SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2009

GENERAL STEEL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	333-105903	412079252
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

100020
(Zip Code)

Room 2315, Kun Tai International Mansion Building, Yi No 12, Chaoyangmenwai Ave.,
Chaoyang District, Beijing
(Address of Principal Executive Offices)

+ 86 (10) 58797346
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

     On March 26, 2009, the Registrant issued a press release entitled; “General Steel Provides Update on Longmen Joint Venture Direct-supply Contracts.”  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits

(d)   The following exhibits are filed with this report:

Exhibit Number	Description

99.1	Press Release dated March 26, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2009	GENERAL STEEL HOLDINGS, INC. (Registrant)

	By:	/s/ John Chen
	Name:	John Chen
	Title:	Chief Financial Officer